Security Information








Security Purchased


CUSIP
89417EAA7


Issuer
TRAVELERS COS INC


Underwriters
Citigroup, JP Morgan, Lehman Brothers,
DBSI, Greenwich Capital Markets, HSBC,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
TRV FRN 3/15/2037


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/5/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Baa1/BBB


Current yield
6.88%


Benchmark vs Spread (basis points)
178 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
230,000
 $                   229,407
0.02%



New York Funds







DWS Bond VIP
New York
550,000
 $                   548,581
0.06%



DWS Core Plus Income Fund
New York
1,755,000
 $
1,750,472
0.18%



Total

2,535,000
 $
2,528,460
0.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
931142CH4


Issuer
WAL-MART STORES


Underwriters
DBSI, JP Morgan, Lehman Brothers,
Citigroup, Credit Suisse, Goldman Sachs,
UBS, BoA, CastleOak Securities, Daiwa
Securities, Dresdner Kleinwort, Guzman & Co,
HSBC, Mitsubishi UFJ Securities, Mizuho
Securities, Santander Investment Securities,
Siebert Capital Markets, Standard Chartered
Bank


Years of continuous operation, including predecessors
> 3 years


Security
WMT 5.875% 4/5/2027


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/29/2007


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.81


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Aa2/AA


Current yield
5.89%


Benchmark vs Spread (basis points)
103 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,071,000
 $
1,068,997
0.14%



New York Funds







DWS Bond VIP
New York
650,000
 $                   648,785
0.09%



DWS Core Fixed Income Fund
New York
4,374,000
 $
4,365,821
0.58%



DWS Core Plus Income Fund
New York
2,040,000
 $
2,036,185
0.27%



DWS Lifecycle Long Range Fund
New York
774,000
 $                   772,553
0.10%



Total

8,909,000
 $
8,892,340
1.19%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
964152AA0


Issuer
WHITE MOUNTAINS RE GROUP


Underwriters
Lehman Brothers, BoA, Bank of NY, DBSI,
Greenwich Capital Markets, HSBC, JP
Morgan, Mitsubishi UFJ Securities, RBC
Capital Markets, Wachovia, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
WTM 6.375% 3/20/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/14/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.72


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
6.39%


Benchmark vs Spread (basis points)
190 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
735,000
 $                   732,905
0.18%



New York Funds







DWS Bond VIP
New York
440,000
 $                   438,746
0.11%



DWS Core Fixed Income Fund
New York
4,710,000
 $
4,696,577
1.18%



DWS Core Plus Income Fund
New York
1,395,000
 $
1,391,024
0.35%



DWS Lifecycle Long Range Fund
New York
530,000
 $                   528,490
0.13%



Total

7,810,000
 $
7,787,742
1.95%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
171798AA9


Issuer
CIMERAX ENERGY


Underwriters
JP Morgan, Lehman Brothers, Calyon Securities
USA Inc, DBSI, Merrill Lynch & Co, Raymond
James & Associates Inc, UBS Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
XEC 7.125% 5/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/17/2007


Total amount of offering sold to QIBs
 $                                                 350,000,000


Total amount of any concurrent public offering
 $                                                       -


Total
 $                                                 350,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B1/BB-


Current yield
7.13%


Benchmark vs Spread (basis points)
244 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
225,000
 $                   225,000
0.06%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.02%



DWS High Income Fund
Chicago
2,880,000
 $
2,880,000
0.82%



DWS High Income Trust
Chicago
340,000
 $                   340,000
0.10%



DWS High Income VIP
Chicago
425,000
 $                   425,000
0.12%



DWS Multi Market Income Trust
Chicago
180,000
 $                   180,000
0.05%



DWS Strategic Income Fund
Chicago
185,000
 $                   185,000
0.05%



DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%



DWS Strategic Income VIP
Chicago
45,000
 $                     45,000
0.01%



New York Funds







DWS Bond VIP
New York
17,000
 $                     17,000
0.00%



DWS Core Plus Income Fund
New York
53,000
 $                     53,000
0.02%



DWS High Income Plus Fund
New York
565,000
 $                   565,000
0.16%



DWS Short Duration Plus Fund
New York
40,000
 $                     40,000
0.01%



Total

5,070,000
 $
5,070,000
1.45%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
281023AS0


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, Credit Suisse, DBSI, Goldman Sachs, JP
Morgan, Lehman Brothers, Merrill Lynch, RBS
Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7% 5/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2007


Total amount of offering sold to QIBs
 $                                               1,200,000,000


Total amount of any concurrent public offering
 $                                                      -


Total
 $                                               1,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
B1/BB-


Current yield
7.00%


Benchmark vs Spread (basis points)
239 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
545,000
 $                   545,000
0.05%



DWS Balanced VIP
Chicago
175,000
 $                   175,000
0.01%



DWS High Income Fund
Chicago
6,910,000
 $                 6,910,000
0.58%



DWS High Income Trust
Chicago
815,000
 $                   815,000
0.07%



DWS High Income VIP
Chicago
1,045,000
 $                 1,045,000
0.09%



DWS Multi Market Income Trust
Chicago
420,000
 $                   420,000
0.04%



DWS Strategic Income Fund
Chicago
445,000
 $                   445,000
0.04%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%



New York Funds







DWS Bond VIP
New York
57,000
 $                     57,000
0.00%



DWS Core Plus Income Fund
New York
177,000
 $                   177,000
0.01%



DWS High Income Plus Fund
New York
1,360,000
 $                 1,360,000
0.11%



DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

12,234,000
 $               12,234,000
1.02%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
281023AY7


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, Credit Suisse, DBSI, Goldman Sachs, JP
Morgan, Lehman Brothers, Merrill Lynch, RBS
Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7625% 5/15/2027


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2007


Total amount of offering sold to QIBs
 $                                                 700,000,000


Total amount of any concurrent public offering
 $                                                      -


Total
 $                                                 700,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
B1/BB-


Current yield
7.63%


Benchmark vs Spread (basis points)
283 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
103,000
 $                   103,000
0.01%



DWS Core Plus Income Fund
New York
322,000
 $                   322,000
0.05%



Total

425,000
 $                   425,000
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
346091AX9


Issuer
FOREST OIL CORP


Underwriters
BoA, Citigroup, Credit Suisse, DBSI, JP Morgan,
BMO Nesbitt Burns, BNP Paribas, TD Securities,
UBS


Years of continuous operation, including predecessors
> 3 years


Security
FST 7.25% 6/15/2019


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2007


Total amount of offering sold to QIBs
 $                                                 750,000,000


Total amount of any concurrent public offering
 $                                                       -


Total
 $                                                 750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.35%


Rating
B1/B+


Current yield
7.25%


Benchmark vs Spread (basis points)
232 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
64,000
 $                     64,000
0.01%



DWS Core Plus Income Fund
New York
198,000
 $                   198,000
0.03%



Total

262,000
 $                   262,000
0.03%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
302570AX4


Issuer
FPL GROUP CAPITAL INC


Underwriters
BoA, JP Morgan, Lehman Brothers, Wachovia,
Bear Stearns, Calyon, DBSI, Fortis Bank, HSBC,
RBS Greenwich Capital, SunTrust Robinson
Humphrey, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
FPL FRN 6/15/2067


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/6/2007


Total amount of offering sold to QIBs
 $                                                 400,000,000


Total amount of any concurrent public offering
 $                                                     -


Total
 $                                                 400,000,000


Public offering price
99.84


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/BBB+


Current yield
7.11%


Benchmark vs Spread (basis points)
170 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,359,000
 $                 1,356,826
0.34%



New York Funds







DWS Bond VIP
New York
360,000
 $                   359,424
0.09%



DWS Core Fixed Income Fund
New York
5,955,000
 $                 5,945,472
1.49%



DWS Core Plus Income Fund
New York
920,000
 $                   918,528
0.23%



DWS Lifecycle Long Range Fund
New York
1,037,000
 $                 1,035,341
0.26%



Total

9,631,000
 $                 9,615,590
2.41%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
74913GAR6


Issuer
QWEST CORPORATION


Underwriters
BoA, JP Morgan, Merrill Lynch, Citigroup, DBSI,
Lehman Brothers


Years of continuous operation, including predecessors
> 3 years


Security
QUS 6.5% 6/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/2/2007


Total amount of offering sold to QIBs
 $                                                 500,000,000


Total amount of any concurrent public offering
 $                                                                -


Total
 $                                                 500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
Ba1/BBB-


Current yield
6.50%


Benchmark vs Spread (basis points)
186 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
34,000
 $                     34,000
0.01%



DWS Core Plus Income Fund
New York
106,000
 $                   106,000
0.02%



Total

140,000
 $                   140,000
0.03%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
826418BE4


Issuer
SIERRA PACIFIC POWER CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Citigroup, Credit Suisse


Years of continuous operation, including predecessors
> 3 years


Security
SRP 6.75% 7/1/2037


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/25/2007


Total amount of offering sold to QIBs
 $                                                 325,000,000


Total amount of any concurrent public offering
 $                                                     -


Total
 $                                                 325,000,000


Public offering price
99.97


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
Ba1/BBB-


Current yield
6.75%


Benchmark vs Spread (basis points)
153 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
550,000
 $                   549,852
0.17%



DWS Core Plus Income Fund
New York
1,690,000
 $                 1,689,544
0.52%



Total

2,240,000
 $                 2,239,395
0.69%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
89352HAC3


Issuer
TRANS-CANADA PIPELINES


Underwriters
Citigroup, DBSI, JP Morgan, HSBC Securities,
Lazard Capital Markets LLC, Mizuho Securities
USA, SG Americas Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
TRP 6.350%  5/15/67


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup/JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2007


Total amount of offering sold to QIBs
 $                                               1,000,000,000


Total amount of any concurrent public offering
 $                                                    -


Total
 $                                               1,000,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/BBB


Current yield
7.00%


Benchmark vs Spread (basis points)
175 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
4,895,000
 $                 4,886,238
0.49%



DWS Balanced VIP
Chicago
1,635,000
 $                 1,632,073
0.16%



DWS Core Fixed Income VIP
Chicago
615,000
 $                   613,899
0.06%



New York Funds







DWS Bond VIP
New York
370,000
 $                   369,338
0.04%



DWS Core Fixed Income Fund
New York
2,530,000
 $                 2,525,471
0.25%



DWS Core Plus Income Fund
New York
1,150,000
 $                 1,147,942
0.12%



DWS Lifecycle Long Range Fund
New York
445,000
 $                   444,203
0.04%



Total

11,640,000
 $               11,619,164
1.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
981058AC4


Issuer
WOORI BANK


Underwriters
ABN Amro, Credit Suisse, DBSI, HSBC, Merrill
Lynch, Woori Investment Securities


Years of continuous operation, including predecessors
> 3 years


Security
WOORIB FRN 5/2/2037


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/25/2007


Total amount of offering sold to QIBs
 $                                               1,000,000,000


Total amount of any concurrent public offering
 $                                                     -


Total
 $                                               1,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.40%


Rating
A3/BBB


Current yield
6.21%


Benchmark vs Spread (basis points)
157 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Core Plus Income Fund
New York
3,485,000
 $                 3,485,000
0.35%



Total

3,485,000
 $                 3,485,000
0.35%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.